Vanguard Extended Duration Treasury Index Fund

Supplement to the Prospectus and Summary Prospectus Dated December 28, 2009

Important Change to Vanguard Extended Duration Treasury Index Fund

The Fund’s board of trustees has modified the fee policy on purchases of the Fund’s Institutional and Institutional Plus Shares. Effective immediately, the Fund charges a 0.25% fee on purchases of its shares, including shares purchased by exchange from another Vanguard fund. Purchases that result from reinvested dividends or capital gains distributions are not subject to the purchase fee.

The Fund may further modify its purchase fee at any time without prior notice to shareholders.

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